SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  December
                          25, 1996

   Ryland Mortgage Securities Corporation, Series 1995-1,
              Mortgage Participation Securities
   (Exact name of registrant as specified in its charter)

Virginia                 0-15483/33-75416         N/A
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


Texas Commerce Bank, N.A.
P.O. Box 2558
Houston, TX
Attn: Joe Mustachio                               77252-8039
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
236-5094

   Ryland Mortgage Securities Corporation, Series 1995-1,
              Mortgage Participation Securities
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Ryland Mortgage Securities Corporation, Series 1995-1,
Mortgage Participation Securities makes monthly remittances to security holders. The latest remittance was made
December 25, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of December
25, 1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Ryland Mortgage Securities
Corporation,
                         Series 1995-1, Mortgage
Participation Securities
                         (Registrant)

                         By:             Financial Asset
Securities, Inc.
                         (Formerly: Ryland Mortgage
Securities Corp)

                         Name:     Jane M. Johnson

                         Title:    President


                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-12
     as of December 25, 1996.


Exhibit 21.1 Page 6
     DISTRIBUTION STATEMENT
"NORWEST BANK MINNESOTA, N.A."
                                        Contact:       Brad
Davis
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2084
     Series 1995-1
     Distribution Date:            12/31/96
     Pooled Certificate Distribution Date:   12/26/96



                                             Aggregate
          Pass-Through   Beginning Interest  Interest
Principal Ending    Total     Realized
     Class     Rate Balance   Accrual   Distribution
Distribution   Balance   Distribution   Losses

     A    7.52116459%    "93,468,308.00 "    "585,825.44 "
"585,825.44 "  0.00      "93,468,308.00 "    "585,825.44 "
0.00

     TOTALS         "93,468,308.00 "    "585,825.44 "
"585,825.44 "  0.00      "93,468,308.00 "    "585,825.44 "
0.00
                    Principal Interest
     Class     CUSIP     Priority  Type Type

     A    783766RW0 Senior    Single Class   Pass-Through
Exhibit 21.1 Page 7

     PAYMENTS PER SECURITY DENOMINATION
"NORWEST BANK MINNESOTA, N.A."
                                                  Contact:
Brad Davis
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2084
     Series 1995-1
     Distribution Date:            12/31/96
     Pooled Certificate Distribution Date:
12/26/96                      AMOUNTS PER INDIVIDUAL
SECURITY                 Remaining
          Original  % of Integral  Record    Interest
Interest  Principal Realized  Ending    Principal
     Class     Balance   Pool Denomination   Date Accrual
Distribution   Distribution   Losses    Balance   Factor

     A    "93,468,308.00 "    100.00%   "1,000.00 "
11/29/96  6.26763715     6.26763715     0.00000000
0.00000000     "93,468,308.00 "    #

     TOTALS    "93,468,308.00 "
Exhibit 21.1 Page 8

     PRINCIPAL DISTRIBUTION DETAIL
"NORWEST BANK MINNESOTA, N.A."
                                   Contact:       Brad Davis
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2084
     Series 1995-1
     Distribution Date:            12/31/96
     Pooled Certificate Distribution Date:
12/26/96



                                   Total
          Beginning Principal ***Principal   Realized
Ending    Principal
     Class     Balance   Distribution   Adjustment
Losses    Balance   Distribution

     A    "93,468,308.00 "    0.00      0.00      0.00
"93,468,308.00 "    0.00

     TOTALS    "93,468,308.00 "    0.00      0.00      0.00
"93,468,308.00 "    0.00
Exhibit 21.1 Page 9


     INTEREST DISTRIBUTION DETAIL
"NORWEST BANK MINNESOTA, N.A."
                                        Contact:       Brad
Davis
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2084
     Series 1995-1
     Distribution Date:                 12/31/96
     Pooled Certificate Distribution Date:
12/26/96



                              Interest       Total
Aggregate
          Pass-Through   Beginning      Interest  Shortfall
Other     Interest  Interest
     Class     Rate Balance        Accrual   (Recovery)
Interest  Distribution   Shortfall

     A    7.52116459%    "93,468,308.00 "    1.00
"585,825.44 "  0.00      0.00      "585,825.44 "  0.00

     TOTALS         "93,468,308.00 "         "585,825.44 "
0.00           "585,825.44 "  0.00


Exhibit 21.1 Page 10


     FUND ACCOUNTS ACTIVITY SUMMARY
"NORWEST BANK MINNESOTA, N.A."
                                        Contact:       Brad
Davis
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2084
     Series 1995-1
     Distribution Date:            12/31/96
     Pooled Certificate Distribution Date:
12/26/96



     Proceeds Account
          Beginning Balance             0.00

              Deposits                        Withdrawals
               Total Interest      "604,519.10 "
Interest Payments   "(585,825.44)"
               Total Principal          0.00
Principal Payments  0.00
               Fees and Expenses        0.00
Fees and Expenses   "(18,693.66)"
               Other Deposits      0.00                Other
Withdrawls     0.00

          Total Deposits           "604,519.10 "       Total
Withdrawals         "(604,519.10)"

                                   Ending Balance      0.00


Exhibit 21.1 Page 11

     COLLATERAL SUMMARY
"NORWEST BANK MINNESOTA, N.A."
     POOLED MORTGAGE CERTIFICATES
Contact:       Brad Davis                    Phone:    (410)
884-2084
     RMSC Mortgage Participation Securities
     Series 1995-1
     Distribution Date:       12/31/96
     Pooled Certificate Distribution Date:        12/26/96
     Record Date:        11/29/96
Total     Aggregate
     Pooled    Beginning Stated    Interest  Interest
Interest  Principal Realized  Expense **     Ending
Collateral     Realized
     Certificate    Balance   Rate Accrual   Shortfall
Distribution   Distribution   Losses    Strip     Balance
Distribution   Losses

     RMSC Series 1992-6 Class B    "30,108,854.00 "
7.92446791%    "198,830.54 "  0.00      "198,830.54 "  0.00
0.00      "6,021.77 "    "30,108,854.00 "    #    0.00
     RMSC Series 1992-9 Class B    "26,201,000.00 "
7.65971651%    "167,243.53 "  0.00      "167,243.53 "  0.00
0.00      "5,240.20 "    "26,201,000.00 "    #    0.00
     SMSC Series 1992-1 (Pool 1) Class B-1   "18,300,000.00
"    7.64551112%    "116,594.04 "  0.00      "116,594.04 "
0.00      0.00      "3,660.00 "    "18,300,000.00 "    #
0.00
     SMSC Series 1992-1 (Pool 2) Class B-2   "8,858,454.00 "
7.61272524%    "56,197.48 "   0.00      "56,197.48 "   0.00
0.00      "1,771.69 "    "8,858,454.00 "     #    0.00
     SMSC Series 1992-3 Class B    "10,000,000.00 "
7.87842113%    "65,653.51 "   0.00      "65,653.51 "   0.00
0.00      "2,000.00 "    "10,000,000.00 "    #    0.00

     TOTALS    "93,468,308.00 "         "604,519.10 "  0.00
"604,519.10 "  0.00      0.00      "18,693.66 "   #########
#    0.00

          ** The expense strip is the Securities Guaranty and Administration Fee of .24% per annum.

     Actual    Begininng Principal
     Certificate    Balance   Distribution
     RMSC Series 1992-6 Class B    "70,108,854.00 "    0.00
     RMSC Series 1992-9 Class B    "105,082,621.71 "   0.00
     SMSC Series 1992-1 (Pool 1) Class B-1   "64,300,000.00
"    0.00
     SMSC Series 1992-1 (Pool 2) Class B-2   "19,858,454.00
"    0.00
     SMSC Series 1992-3 Class B    "45,000,000.00 "    0.00
     Exhibit 21.1 Page 11
     CREDIT ENHANCEMENT SUMMARY
"NORWEST BANK MINNESOTA, N.A."
                                        Contact:       Brad
Davis
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2084
     Series 1995-1
     Distribution Date:            12/31/96
     Pooled Certificate Distribution Date:
12/26/96

     Subordination
Current   Current   Current
                         Period    Period    Pool
               Initial Coverage         Additions Losses
Balance   Current Coverage
     Purpose   Carrier/Holder %    ($MM)     ($MM)     ($MM)
($MM)     %    ($MM)     Notes
     Subordination  N/A  0.00%     0.000000  0.000000
0.000000  0.000000  0.00%     0.000000  (a)